Exhibit 99.2

Majesco Team,

I am thrilled to announce that following an unsolicited bid to acquire Majesco by an unaffiliated third party, Thoma Bravo increased its price to $16.00 a share, and an amended merger agreement was signed this morning. I believe these activities reflect the amazing power of the Majesco brand and the value that we provide our customers.

We will be continuing the same processes toward approvals and closing of the transaction as we have been following under the merger agreement, and we will continue to focus on our strategy to bring the future of insurance to life for our customers.

Thank you for your continued amazing efforts.

Adam

Cautionary Language Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this communication include, but are not limited to: the incurrence of unexpected costs, liabilities or delays relating to the merger; the failure to satisfy the conditions to the merger, including regulatory approvals; and the failure to obtain the requisite approval by the shareholders of Majesco Limited.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information:

In connection with the proposed merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed merger with the SEC. The consent solicitation statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of Majesco's board of directors with respect to the merger. SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave., Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary.

Participants in the Solicitation:

Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed merger. Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco common stock is included in the Proxy Statement for Majesco’s 2020 Annual Meeting of Stockholders (the “2020 Proxy Statement”), filed with the SEC on July 29, 2020. To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2020 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed merger.